UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2004

(Date of earliest event reported)

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 000-26335

KANSAS

48-1017164

(State or other jurisdiction of incorporation or organization)

(I.R.S. Employer Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (913) 294-9667

Item 7:  Financial Statements and Exhibits

Attached is the press release for the first quarter 2004 results.

(c)                        Exhibits

Exhibit No.	Description

99.1	Press release dated May 11, 2004

Item 9: Regulation FD Disclosure (including Item 12 information)

The following information, which is intended to be furnished under Item 12 “Results of Operations and Financial Condition,” is being furnished under this Item 9 in accordance with SEC Release No. 33-8216.

On May 11, 2004, Team Financial, Inc. issued a press release announcing first quarter 2004 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

Date: May 12, 2004	By:	/s/ Michael L. Gibson
Michael L. Gibson
President of Investments
Chief Financial Officer